Infinity Q Diversified Alpha Fund
Investor Class	IQDAX
Institutional Class	IQDNX

A series of Trust for Advised Portfolios

Supplement dated December 28, 2017, to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated December 31, 2016

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on December 29, 2017, the Infinity Q Diversified Alpha Fund (the “Infinity Q Fund”) is closed to all new investment, including through dividend reinvestment, and the Infinity Q Fund’s transfer agent will not accept orders for purchases of shares of the Infinity Q Fund from either current Infinity Q Fund shareholders or new investors. Current shareholders, however, may continue to redeem Infinity Q Fund shares. If all shares of the Infinity Q Fund held in an existing account are redeemed, the shareholder’s account will be closed.

Shareholders will be notified when the Infinity Q Fund is re-opened for all investment.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.